UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 27, 2024
PetMed Express, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-28827	65-0680967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
420 South Congress Avenue, Delray Beach, Florida 33445
(Address of principal executive offices) (Zip Code)
(561) 526-4444
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	PETS	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 27, 2024, the Board of Directors of PetMed Express, Inc. (the “Company”) adopted the PetMed Express, Inc. 2024 Inducement Incentive Plan (the “Inducement Plan”) pursuant to which the Company reserved 350,000 shares of common stock, par value $0.0001 per share, of the Company’s common stock (subject to the adjustment provisions of the Inducement Plan) for the issuance of equity awards granted under the Inducement Plan.

The Inducement Plan was adopted without stockholder approval pursuant to Rule 5635(c)(4) of the Nasdaq Stock Market LLC’s (“Nasdaq”) Listing Rules. The Inducement Plan provides for the grant of equity-based awards, including nonstatutory stock options, restricted stock, restricted stock units, and performance stock awards, and its terms are substantially similar to the PetMed Express, Inc. 2024 Omnibus Incentive Plan, with the exception that incentive stock options may not be issued under the Inducement Plan and awards under the Inducement Plan may only be issued to eligible recipients under the applicable Nasdaq Listing Rules.

A copy of the Inducement Plan and related forms of award agreements under the Inducement Plan are attached as exhibits to this Current Report on Form 8-K and incorporated by reference herein. The above description of the Inducement Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Inducement Plan.

An RSU grant from the Inducement Plan was made by the Company to Robyn D’Elia, the Company’s Chief Financial Offer, on September 27, 2024.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	PetMed Express, Inc. 2024 Inducement Incentive Plan.
10.1.1	Form of Restricted Stock Unit Award under 2024 Inducement Incentive Plan.
10.1.2	Form of Performance Stock Unit Award under 2024 Inducement Incentive Plan.
10.1.3	Form of Restricted Stock Award under 2024 Inducement Incentive Plan.
10.1.4	Form of Stock Option Award under the 2024 Inducement Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: September 27, 2024

PETMED EXPRESS, INC.

By:	/s/ Sandra Y. Campos
Name:	Sandra Y. Campos
Title:	Chief Executive Officer and President
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